                                                                    EXHIBIT 31.2

     CERTIFICATION PURSUANT TO RULE 13A-14(a) OR 15D-14(a) OF THE SECURITIES
         EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Mark D.  MacFarlane,  Chief  Operating  Officer  and acting  Chief  Financial
Officer (Princiapl Accounting Officer), certify that:

1.   I have reviewed  this  quarterly  report on Form 10-QSB of Enclaves  Group,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The small business issuer's other certifying  officer and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over  financial  reporting (as defined in Exchange Act Rules  13a-15(f) and
     15d-15(f) for the small business issuer and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     (b)  Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under
          our  supervision,   to  provide  reasonable  assurance  regarding  the
          reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the effectiveness of the small business issuer's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     (d)  Disclosed  in this  report any change in the small  business  issuer's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter (the small business issuer's  fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;
          and

5.   The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a significant  role in the small business  issuer's internal control over financial reporting.

Dated: September 21, 2005                     /s/ Mark D. MacFarlane
                                         ---------------------------------------
                                                  Mark D. MacFarlane
                                            Chief Operating Officer and
                                           acting Chief Financial Officer
                                           (Principal Accounting Officer)